                             LETTER OF TRANSMITTAL
                                TO TENDER SHARES
             OF THE 8.42% CUMULATIVE PREFERRED STOCK, SERIES A, OF

                    SOURCE ONE MORTGAGE SERVICES CORPORATION

           PURSUANT TO THE PROSPECTUS DATED                   , 1995

--------------------------------------------------------------------------------

                    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS
                 WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                 ON                   , 1995, UNLESS EXTENDED.
--------------------------------------------------------------------------------

                              THE EXCHANGE AGENT:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                               ------------------

          BY HAND/OVERNIGHT COURIER:                             BY MAIL:
            Tenders and Exchanges                         Tenders and Exchanges
                Suite 4680-SOM                                P.O. Box 2559
          14 Wall Street, 8th Floor                        Mail Suite 4660-SOM
              New York, NY 10005                        Jersey City, NJ 07303-2559

                             Shareholder Inquiries
                           Regarding Lost Securities:
                                 (201) 324-0498

     List below the shares of the Preferred Stock to which this Letter of Transmittal relates. If the space below is inadequate, the certificate numbers and/or the number of shares of the Preferred Stock tendered should be listed on a separate signed schedule attached hereto.

DESCRIPTION OF SHARES OF PREFERRED STOCK TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        SHARES OF PREFERRED STOCK TENDERED
           (PLEASE FILL IN, IF BLANK)                (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------
                                                                  TOTAL NUMBER
                                                                   OF SHARES       NUMBER OF
                                                  CERTIFICATE    REPRESENTED BY      SHARES
                                                   NUMBER(S)*   CERTIFICATE(S)*    TENDERED**
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                ------------------------------------------------
                                                                  Total Shares
------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of Preferred Stock represented by the tendered certificates. See Instruction 4.
    Shares of the Preferred Stock may be tendered and will be accepted for exchange only in denominations of $25 principal amount and integral multiples thereof. See Instruction 1.
------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     NO LETTERS OF TRANSMITTAL AND NO CERTIFICATES REPRESENTING SHARES OF THE PREFERRED STOCK SHOULD BE SENT TO THE COMPANY, THE DEALER MANAGERS OR THE INFORMATION AGENT. SUCH DOCUMENTS SHOULD ONLY BE SENT TO THE EXCHANGE AGENT.

     This Letter of Transmittal is to be used if certificates representing shares of Source One Mortgage Services Corporation's 8.42% Cumulative Preferred Stock, Series A, $.01 par value per share (the "Preferred Stock"), are to be forwarded herewith or if delivery of shares of the Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (together, the "Depository Institutions"), pursuant to the procedures set forth in "The Exchange Offer -- Procedure for Tendering Preferred Stock" in the Prospectus (as defined below). Although delivery of shares of the Preferred Stock may be effected through book-entry transfer into the Exchange Agent's account at a Depository Institution pursuant to such Depository Institution's procedures, a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined below) in connection with a book-entry transfer, and other required documents, must in each case be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Time, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

     DELIVERY OF DOCUMENTS TO A DEPOSITORY INSTITUTION IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     The undersigned hereby tenders to Source One Mortgage Services Corporation, a Delaware corporation (the "Company"), the above-described number of shares of the Preferred Stock, in accordance with the Company's offer to exchange up to
$100,000,000 aggregate principal amount of its      % Quarterly Income Capital
Securities (the "QUICS"(SM)) (Subordinated Interest Deferrable Debentures, Due
2025) for any and all of its 8.42% Cumulative Preferred Stock, Series A, $.01 par value per share (the "Preferred Stock"), upon the terms and subject to the
conditions set forth in the Prospectus dated           , 1995 (the "Prospectus")
and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"), receipt of which is hereby acknowledged.

     On the terms and subject to the conditions of the Exchange Offer, subject to, and effective upon, acceptance for exchange of the shares of the Preferred Stock tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such shares of the Preferred Stock as are being tendered hereby and that are accepted for exchange pursuant to the Exchange Offer, and irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact to cause the shares of the Preferred Stock to be assigned, transferred and exchanged to the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the shares of the Preferred Stock tendered hereby and accepted for exchange pursuant to the Exchange Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver the shares of the Preferred Stock tendered hereby or transfer ownership of such shares on the account books maintained by a Depository Institution together, in either case, with all accompanying evidences of transfer and authenticity to the Exchange Agent for the account of the Company, (b) tender Preferred Stock in the Exchange Offer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Preferred Stock, all in accordance with the terms and subject to the conditions of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) should be printed above under "Description of Shares of the Preferred Stock Tendered", if not already printed thereunder, exactly as they appear on the shares of the Preferred Stock tendered hereby. The certificate number(s) and the number of shares of the Preferred Stock to which this Letter of Transmittal relates, together with the number of shares of the Preferred Stock that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Description of Shares of the Preferred Stock Tendered".

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of the Preferred Stock tendered hereby and to acquire the QUICS issuable upon exchange of such tendered shares of the Preferred Stock in accordance with the terms of the Exchange Offer, and that, when the same are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such shares of the Preferred Stock are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the shares of the Preferred Stock.

     All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death, bankruptcy or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

---------------

(SM)Lehman Brothers has applied for a service mark for QUICS

     The undersigned understands that the tender of the shares of the Preferred Stock and acceptance for exchange of such shares of the Preferred Stock pursuant to one of the procedures described in the Prospectus under "The Exchange
Offer -- Procedure for Tendering the Preferred Stock" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Exchange Offer, including the tendering holder's representation and warranty that (a) such holder owns the shares of the Preferred Stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such shares of the Preferred Stock complies with Rule 14e-4, only when either (i) a duly executed and properly completed copy of this Letter of Transmittal accompanied by certificates or, in the case of a book-entry transfer, an Agent's Message is received by the Exchange Agent, or
(ii)(A) a tender is made by or through an Eligible Institution (as defined in the Prospectus); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, is received prior to the Expiration Time by the Exchange Agent; and (C) the certificates for all tendered shares of the Preferred Stock, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days of the date of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer -- Procedure for Tendering the Preferred Stock" in the Prospectus.

     Unless otherwise indicated herein under "Special Issuance Instructions" below, please cause QUICS (and, if applicable, the certificate for any shares of the Preferred Stock not exchanged) to be issued in the name of the undersigned (and, in the case of shares of the Preferred Stock tendered by book-entry transfer, by credit to the applicable account at a Depository Institution). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send QUICS (and, if applicable, shares of the Preferred Stock not exchanged) to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any certificates for the Preferred Shares from the name of the registered holder thereof if the Company exchanges none of the shares of the Preferred Stock represented by such certificates.

     For tenders of shares of the Preferred Stock to be deemed to have been made as of the time of delivery of the Notice of Guaranteed Delivery, the number of shares of Preferred Stock specified as tendered in this Letter of Transmittal must be identical to that number specified in the Notice of Guaranteed Delivery. If no number is specified in this Letter of Transmittal or facsimile thereof, specifications herein shall be deemed to be identical to specifications in the Notice of Guaranteed Delivery. If specifications in the Notice of Guaranteed Delivery and Letter of Transmittal are not identical, tenders shall be deemed to have been made as of the date of delivery of the Letter of Transmittal (and any other required documents) and specifications in the Letter of Transmittal shall control.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES OF THE PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT'S ACCOUNT AT A DEPOSITORY INSTITUTION AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                       ----------------------------------------

              Check the applicable box for the relevant Depository Institution:

              / /  The Depository Trust Company

              / /  Midwest Securities Trust Company

              / /  Philadelphia Depository Trust Company

              Account Number
                             ---------------------------------------------------

              Transaction Code Number
                                      ------------------------------------------

/ / CHECK HERE IF TENDERED SHARES OF THE PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                         ---------------------------------------

         Window Ticket Number (if any)
                                       ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                            -------------------

         Name of Eligible Institution that Guaranteed Delivery
                                                               ----------------
         Complete the Following If Delivered by Book-Entry Transfer:

              Check the applicable box for the relevant Depository Institution:

              / /  The Depository Trust Company

              / /  Midwest Securities Trust Company

              / /  Philadelphia Depository Trust Company

              Account Number
                             ---------------------------------------------------

              Transaction Code Number
                                      ------------------------------------------

------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 6, 7 AND 9)

 To be completed ONLY if the QUICS to be issued in exchange for shares of the Preferred Stock accepted for exchange, or certificates representing shares of the Preferred Stock not tendered or not accepted for exchange, are to be issued or reissued, in the name of someone other than the undersigned.

 Issue to:
 Name:
       ------------------------------------------------------------------------
                                (Please Type or Print)
 Address:
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
                                      (ZIP Code)

          ---------------------------------------------------------------------
                             (Taxpayer Identification No.)
------------------------------------------------------

------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 6 AND 9)

 To be completed ONLY if the QUICS to be issued in exchange for shares of the Preferred Stock accepted for exchange, or certificates representing shares of the Preferred Stock not tendered or not accepted for exchange, are to be sent to someone other than the undersigned at an address other than that appearing above under "Description of Shares of the Preferred Stock Tendered."

 Issue to:

 Name:
      -------------------------------------------------------------------------
                                (Please Type or Print)

 Address:
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
                                      (ZIP Code)
------------------------------------------------------

     The term "Agent's Message" means a message, transmitted by a Depository Institution to, and received by, the Exchange Agent, and forming a part of a book-entry confirmation, which states that such Depository Institution has received an express acknowledgment from the participant in such Depository Institution tendering the shares of the Preferred Stock which are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name shares of the Preferred Stock are registered on the books of First Chicago Trust Company of New York, or any other person who has obtained a properly completed stock power from the registered holder or any person whose shares of the Preferred Stock are held of record by a Depository Institution who desires to deliver such shares of the Preferred Stock by book-entry transfer at such Depository Institution. Holders who tender shares of the Preferred Stock by book-entry transfer are referred to herein as "Book Entry Holders" and other holders are referred to herein as "Certificate Holders". Holders of shares of the Preferred Stock whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent prior to the Expiration Time or comply with book-entry transfer procedures on a timely basis must tender their shares of the Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

                                   SIGN HERE

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) of share(s) of the Preferred Stock or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the following information and see Instruction 6.)

                PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW.
              FAILURE TO DO SO WILL RESULT IN BACKUP WITHHOLDING.
         SEE "IMPORTANT TAX INFORMATION -- SUBSTITUTE FORM W-9" BELOW.

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
Dated:                                    , 1995
Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED. SEE INSTRUCTIONS 2 AND 6)
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
--------------------------------------------------------------------------------
Dated:                                    , 1995

                          NOTICE OF SOLICITED TENDERS

     The Company will pay to any Soliciting Dealer, as defined in the Prospectus, a solicitation fee of $.50 per Share for each share of the Preferred Stock tendered and exchanged pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). The Dealer Managers may not, until the Expiration Time, buy, sell, deal or trade in the shares of the Preferred Stock for their own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Exchange Offer.

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm:
                                       (Please Print)
Name of Individual Broker or Financial Consultant:
Identification Number (if known):
Address:
                                  (Include Zip Code)

     The following is to be completed ONLY if customer's Preferred Stock held in nominee name are tendered.

BENEFICIAL OWNERS                              NUMBER OF SHARES OF PREFERRED STOCK TENDERED
                            (ATTACH ADDITIONAL LIST IF NECESSARY)
Beneficial Owner No. 1........................ ----------------------------------------------
Beneficial Owner No. 2........................ ----------------------------------------------
Beneficial Owner No. 3........................ ----------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus; (iii) in soliciting tenders of shares of Preferred Stock, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

SOLICITING DEALERS ARE NOT ENTITLED TO A FEE WITH RESPECT TO SHARES OF PREFERRED STOCK BENEFICIALLY OWNED BY SUCH SOLICITING DEALER OR WITH RESPECT TO ANY SHARES THAT ARE REGISTERED IN THE NAME OF A SOLICITING DEALER UNLESS SUCH SHARES ARE HELD BY SUCH SOLICITING DEALER AS NOMINEE AND ARE TENDERED FOR THE BENEFIT OF BENEFICIAL HOLDERS IDENTIFIED IN THE LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATE. This Letter of Transmittal is to be used if certificates representing shares of the Preferred Stock are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer, other than by Agent's Message, set forth in the Prospectus under "The Exchange Offer -- Procedure for Tendering Preferred Stock". Shares of the Preferred Stock may be tendered and will be accepted for exchange only in denominations of $25 principal amount and integral multiples thereof. Certificates for all physically delivered shares of the Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent's account at a Depository Institution of shares of the Preferred Stock tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed, and any required signature guarantee, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Time. Holders of shares of the Preferred Stock whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Time or comply with book-entry transfer procedures on a timely basis may tender their shares of the Preferred Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures". Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) prior to the Expiration Time, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) substantially in the form provided by the Company which contains a signature guaranteed by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery (unless such tender is for the account of an Eligible Institution) which sets forth the name and address of the holder of the shares of the Preferred Stock and the number of shares of the Preferred Stock tendered, states that the tender is being made thereby and guarantees that within three (3) New York Stock Exchange trading days after the Expiration Time, the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of shares of the Preferred Stock, and any other documents required by the Letter of Transmittal, together with the shares of the Preferred Stock will be deposited by the Eligible Institution with the Exchange Agent; and (iii) all tendered shares of the Preferred Stock (or a confirmation of any book-entry transfer of such shares of the Preferred Stock into the Exchange Agent's account at a Depository Institution) as well as the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of shares of the Preferred Stock, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Time, all as provided in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures".

     THE METHOD OF DELIVERY OF SHARES OF THE PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING SHARES OF THE PREFERRED STOCK AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SENT BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, or facsimile thereof, waive any right to receive any notice of the acceptance of their shares of the Preferred Stock for exchange.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office in the United States that is a participant in the Security Transfer Medallion Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"), unless the shares of the Preferred Stock tendered hereby are tendered (i) by a registered holder (which term, for purposes of this Letter of Transmittal, shall include any participant in a Depository Institution whose name appears on a security position listing as the owner of shares of the Preferred Stock) of such shares who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" herein or (ii) for the account of an Eligible Institution. See Instruction 6. If the shares of the Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for QUICS and/or for unexchanged shares of the Preferred Stock are to be issued or returned to a person other than the registered holder, then the shares of the Preferred Stock must be endorsed by the registered holder or be accompanied by a written instrument or instruments of transfer or exchange in a form satisfactory to the Company duly executed by the registered holder with such signatures guaranteed by an Eligible Institution. See Instruction 6.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers of the shares of the Preferred Stock should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. Issuance of QUICS in exchange for shares of the Preferred Stock will be made only against deposit of tendered shares of the Preferred Stock. If less than the entire number of shares of the Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder of shares of the Preferred Stock should fill in the number of shares tendered in the appropriate boxes above entitled "Number of Shares Tendered." The Exchange Agent will then issue and send to the tendering holder (unless otherwise requested by the holder under "Special Issuance Instructions" and "Special Delivery Instructions" in this Letter of Transmittal), a newly issued certificate for shares of the Preferred Stock submitted but not tendered, together with any tendered shares of the Preferred Stock that were not accepted for exchange. The entire number of all shares of the Preferred Stock deposited with the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tendered shares of the Preferred Stock not accepted for exchange by the Company will be returned without expense to the tendering holder of such shares of the Preferred Stock (or, in the case of the shares of the Preferred Stock tendered by book-entry transfer into the Exchange Agent's account at a Depository Institution, such shares of the Preferred Stock will be credited to an account maintained at such Depository Institution as promptly as practicable following the Expiration Time.

     5. WITHDRAWAL RIGHTS. Tenders of shares of the Preferred Stock pursuant to the Exchange Offer are irrevocable, except that shares of the Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Time and, unless theretofore accepted for exchange pursuant to the Exchange Offer, may also be withdrawn at any time after 40 business days from the date of the Prospectus.

     To be effective, a written notice of withdrawal delivered by mail, hand delivery or facsimile transmission must be timely received by the Exchange Agent at one of its addresses set forth in the Letter of Transmittal. The method of notification is at the risk and election of the holder. Any such notice of withdrawal must specify (i) the holder named in the Letter of Transmittal as having tendered shares of the Preferred Stock to be withdrawn, (ii) if the shares of the Preferred Stock are held in certificated form, the certificate numbers of such shares to be withdrawn, (iii) that such holder is withdrawing its election to have such shares of the Preferred Stock exchanged, and the name of the registered holder of such shares of the Preferred Stock, and such notice of withdrawal must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of the Preferred Stock being withdrawn. The Exchange Agent will return the properly withdrawn shares of the Preferred Stock promptly following receipt of notice of withdrawal. If shares of the Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at a Depository Institution to be credited with the withdrawn shares of the Preferred Stock and otherwise comply with such Depository Institution's procedures. All questions as to the validity of a notice of withdrawal, including the time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawal of tenders of shares of the Preferred Stock may not be rescinded and any shares of the Preferred Stock withdrawn will not thereafter be deemed to be validly tendered for the purposes of the Exchange Offer. Properly withdrawn shares of the Preferred Stock, however, may be retendered by following the procedures therefor described elsewhere herein at any time prior to the Expiration Time. See "The Exchange Offer -- Procedure for Tendering Preferred Stock" in the Prospectus.

     6. SIGNATURES ON LETTERS OF TRANSMITTAL, WRITTEN INSTRUMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of the Preferred Stock tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of the Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered shares of the Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or written instrument or instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the shares of the Preferred Stock listed and transmitted hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless the QUICS due in respect of the shares of the Preferred Stock accepted for exchange are to be issued to, or certificates representing shares of the Preferred Stock not tendered or not exchanged and paid for are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed by the registered holder, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company duly executed by the registered holder. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     7. TRANSFER TAXES. The Company will pay any transfer taxes with respect to the transfer and exchange of shares of the Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, the QUICS due in respect of the shares of the Preferred Stock accepted for exchange are to be issued to, or (in the circumstances permitted hereby) if certificates for shares of the Preferred Stock not tendered or not exchanged are to be registered in the name of, any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the QUICS due in respect of the shares of the Preferred Stock accepted for exchange if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES REPRESENTING SHARES OF THE PREFERRED STOCK LISTED IN THIS LETTER OF TRANSMITTAL.

     8. WITHHOLDING ON GROSS PROCEEDS PAID PURSUANT TO THE EXCHANGE OFFER. No withholding of United States federal income tax will be required with respect to a foreign holder upon the exchange of the shares of the Preferred Stock for QUICS pursuant to the Exchange Offer provided such holder certifies to the

Company on the attached Certificate for No United States Federal Income Tax Withholding on Exchange that such holder owns (actually or constructively) solely shares of the Preferred Stock or not more than one percent of the shares of the Preferred Stock and not more than one percent of any other class of the Company's stock. If a foreign holder does not provide this Certification to the Exchange Agent, the Company will withhold federal income tax at a rate of 30% of the sum of (a) the fair market value of the QUICS issued to such holder pursuant to the Exchange Offer and (b) the Payment in Lieu of Accumulated Dividends, as defined in the Prospectus unless such holder is entitled to a reduced withholding tax rate under the provisions of an income tax treaty, in which case the tax will be withheld at the reduced rate.

     No backup withholding at 31% will be required upon the exchange of the shares of the Preferred Stock for QUICS pursuant to the Exchange Offer provided that the holder submits a completed Substitute Form W-9 or, in the case of certain foreign holders, a completed Form W-8, to the Exchange Agent.

     For further information with respect to United States federal withholding taxes, see "Important Tax Information."

     9. SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. If certificates for QUICS and/or unexchanged shares of the Preferred Stock are to be issued, reissued or returned to a person other than the signer of this Letter of Transmittal or if such certificates are to be sent or returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     10. SOLICITED TENDERS. The Company will pay to a Soliciting Dealer (as herein defined) a solicitation fee of $.50 per share for any shares of the Preferred Stock validly tendered and accepted for exchange pursuant to the Exchange Offer. "Soliciting Dealer" includes (i) any broker or dealer in securities, including any Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company. In order for a Soliciting Dealer to receive a solicitation fee with respect to the tender of shares of the Preferred Stock, the Exchange Agent must either have received a Letter of Transmittal with the portion thereof entitled "Notice of Solicited Tenders" properly completed and duly executed prior to the Expiration Time or, if shares of Preferred Stock are being tendered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a properly completed and duly executed Notice of Solicited Tenders (included in the materials provided to brokers and dealers) to the Exchange Agent within three days after the Expiration Time. Soliciting Dealers are not entitled to a fee with respect to shares of Preferred Stock beneficially owned by such Soliciting Dealer or with respect to any shares that are registered in the name of a Soliciting Dealer unless such shares are held by such Soliciting Dealer as nominee and are tendered for the benefit of beneficial holders identified in the Letter of Transmittal. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). The Dealer Managers may not, until the Expiration Time, buy, sell, deal or trade in the shares of the Preferred Stock for their own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Exchange Offer.

     11. WAIVER OF CONDITIONS. Subject to the terms of the Exchange Offer, the conditions of the Exchange Offer may be waived by the Company, in whole or in part, at any time and from time to time, in the Company's sole discretion, in the case of any shares of the Preferred Stock tendered.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent at its address set forth below.

     13. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificates have been lost, mutilated, destroyed or stolen, the holder should promptly notify First Chicago Trust Company of New York at (201) 324-0498. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing certificate(s) have been followed.

     14. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     15. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or shares of the Preferred Stock will be resolved by the Company in the exercise of its absolute discretion, and such determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular shares of the Preferred Stock covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding on all parties.

     IMPORTANT: IN ORDER VALIDLY TO TENDER SHARES OF THE PREFERRED STOCK, THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES REPRESENTING SHARES OF THE PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS) OR AN AGENT'S MESSAGE MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

                           IMPORTANT TAX INFORMATION

SUBSTITUTE FORM W-9

     Under the federal income tax law, each tendering holder of shares of the Preferred Stock is required to provide the Exchange Agent (as payer) with such holder's correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his/her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder pursuant to the Exchange Offer and with respect to QUICS acquired pursuant to the Exchange Offer may be subject to federal income tax backup withholding.

     Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A corporation must, however, complete the Substitute Form W-9, providing its taxpayer identification number and indicating that it is exempt from backup withholding to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a Form W-8 (available from the Information Agent), signed under penalties of perjury, attesting to that individual's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any consideration payable to the holder. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

     What Number to give the Exchange Agent. The holder of shares of the Preferred Stock is required to give the Exchange Agent the social security number or employer identification number of the record owner of the shares of the Preferred Stock. If the shares of the Preferred Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

CERTIFICATION FOR NO UNITED STATES FEDERAL INCOME TAX
WITHHOLDING ON EXCHANGE

     No withholding of United States federal income tax will be required with respect to a foreign holder upon the exchange of Preferred Stock for QUICS pursuant to the Exchange Offer provided such holder certifies to the Company on the attached Certificate for No United States Federal Income Tax Withholding on Exchange that such holder owns (actually or constructively) solely shares of the Preferred Stock, or not more than one percent of the shares of the Preferred Stock and not more than one percent of any other class of the Company's stock. In determining whether it can make this certification, a foreign holder must take into account not only the Preferred Stock and other stock of the Company that such holder actually owns, but also Preferred Stock and other stock of the Company that such holder constructively owns under applicable U.S. federal income tax rules. Under these rules, a foreign holder may constructively own Preferred Stock and other stock of the Company actually owned, and in some cases constructively owned, by certain related individuals or entities, and Preferred Stock and other stock of the Company that the holder has the right to acquire by exercise of an option. Foreign holders should consult their own U.S. tax advisors about the application of the constructive ownership rules to their particular situations.

     If a foreign holder does not provide this Certificate to the Exchange Agent, the Company will withhold federal income tax at a rate of 30% of the sum of (a) the fair market value of the QUICS issued to such holder pursuant to the Exchange Offer and (b) the Payment in Lieu of Accumulated Dividends unless such holder is entitled to a reduced withholding tax rate with respect to dividend income under the provisions of an income tax treaty, in which case the tax will be withheld at the reduced rate.

FORM W-8

     No withholding of United States federal income tax will be required with respect to the payment by the Company or any paying agent of principal or interest on QUICS beneficially owned by a foreign holder, provided that (i) the beneficial owner does not own (actually or constructively) 10% or more of the total combined voting power of all classes of the Company's stock entitled to vote, (ii) the beneficial owner is not a controlled foreign corporation that is related to the Company through stock ownership, (iii) the beneficial owner is not a bank whose receipt of interest on the QUICS is described in section 881(c)(3)(A) of the Code and (iv) either (y) the beneficial owner certifies to the Company or its agent on Form W-8, under the penalties of perjury, that it is not a U.S. person, citizen or resident and provides its name and address or (z) a financial institution holding the QUICS on behalf of the beneficial owner certifies, under penalties of perjury, that Form W-8 has been received by it and furnishes the Company or its agent with a copy thereof. CONTACT THE INFORMATION AGENT AT D.F. KING & CO., INC., 77 WATER STREET, NEW YORK, NEW YORK 10005, 1-800-669-5500 (TOLL-FREE), IF YOU NEED A COPY OF FORM W-8.

PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------
  Name(s) as shown above on certificate(s) for shares of Preferred Stock (if joint ownership, list first and circle the name of the person or entity whose number you enter in Part I below).
---------------------------------------------------------------------------------------------
  Address (if holder does not complete, signature in Part III below will constitute a certification that the address on the reverse hereof is correct).
---------------------------------------------------------------------------------------------
  City, State, and Zip Code
---------------------------------------------------------------------------------------------
                                                                  Social Security
         SUBSTITUTE                                               Number
          FORM W-9                                              OR
     Department of the
                                 PART I -- PLEASE PROVIDE
     Treasury Internal           YOUR TIN IN THE BOX            -----------------------------
      Revenue Service            AT RIGHT AND CERTIFY           Employer
    Payer's Request for          BY SIGNING AND                 Identification
          Taxpayer               DATING BELOW                   Number
       Identification                                           TIN Applied for / /
        Number (TIN)
     and Certification    --------------------------------------------------------------
                                      PART II --
                                 For Payees exempt from backup withholding, write "Exempt"
                                 here.
                                            -------------------------------------
---------------------------------------------------------------------------------------------

  PART III -- Certification. Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding,
      (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
  Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).
---------------------------------------------------------------------------------------------
  SIGNATURE                                                      DATE
            ----------------------------                              ------------------------
---------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, thirty-one
(31) percent of all reportable payments made to me will be withheld until I provide a properly-certified Taxpayer Identification Number to the Exchange Agent.

------------------------------------      ---------------------------------
Signature                                 Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              CERTIFICATE FOR NO UNITED STATES FEDERAL INCOME TAX
                            WITHHOLDING ON EXCHANGE

     HOLDERS OF SHARES OF THE PREFERRED STOCK WITH A MAILING ADDRESS OUTSIDE OF THE UNITED STATES MUST CERTIFY TO ONE OF THE FOLLOWING STATEMENTS TO AVOID THE WITHHOLDING OF UNITED STATES FEDERAL INCOME TAX AT A RATE OF 30% (OR LOWER TREATY RATE IF APPLICABLE) OF THE GROSS PROCEEDS PAYABLE TO SUCH HOLDERS PURSUANT TO THE EXCHANGE OFFER:

A. I certify under penalties of perjury that I own (actually or constructively under the rules of Section 318 of the Internal Revenue Code of 1986, as amended*) either (a) solely shares of the Preferred Stock or (b) not more than one percent of the shares of the Preferred Stock and not more than one percent of any other class of the Company's stock. I understand that if I certify to either (a) or (b) of the preceding sentence, the Company will not withhold United States federal income tax with respect to the gross proceeds payable to me pursuant to the Exchange Offer.
---------------
 * For purposes of making this certification, a holder must take into account not only the Preferred Stock and other stock of the Company that such holder actually owns, but also Preferred Stock and other stock of the Company that such holder constructively owns under Section 318 of the Internal Revenue Code of 1986, as amended. NON-UNITED STATES HOLDERS SHOULD CONSULT THEIR OWN UNITED STATES TAX ADVISORS ABOUT THE APPLICATION OF THE CONSTRUCTIVE OWNERSHIP RULES OF SECTION 318 TO THEIR PARTICULAR SITUATIONS.

SIGNATURE:                                        DATE:
          ------------------------------------          ----------------------

B. Under penalties of perjury, I certify that I am a United States Holder.**
---------------
** A "United States Holder" means a beneficial owner of Preferred Stock that is
   (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

SIGNATURE:                                        DATE:
          ------------------------------------          ----------------------

                           THE INFORMATION AGENT IS:
                             D.F. KING & CO., INC.
                                77 WATER STREET
                            NEW YORK, NEW YORK 10005
                           1-800-669-5500 (TOLL-FREE)

                THE DEALER MANAGERS FOR THE EXCHANGE OFFER ARE:

    Lehman Brothers
  Liability Management
         Group
      Three World
    Financial Center
    200 Vesey Street          Merrill Lynch & Co.
   New York, NY 10285       World Financial Center
Contact: Roy Henriksson           North Tower
     1-800-438-3242           New York, NY 10281
      (toll-free)               (212) 236-4565         PaineWebber Incorporated
     1-212-528-7581                (collect)                1285 Avenue of
       (collect)                                             the Americas
                                                          New York, NY 10019
                                                            (800) 324-0210          Prudential Securities
                                                              (toll-free)                Incorporated
                                                                                      One New York Plaza       Smith Barney Inc.
                                                                                      New York, NY 10292     388 Greenwich Street
                                                                                        (212) 778-4040        New York, NY 10013
                                                                                          (collect)           Contact: Paul Galant
                                                                                                                (800) 813-3754
                                                                                                                  (toll-free)